UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 15, 2016

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Liberty Media Corporation ("Liberty" or "the Company") hereby files this Current Report on Form 8-K/A to amend certain aspects of Exhibit 4.1 of the original Form 8-K filed with the Securities and Exchange Commission on April 19, 2016 for the sole purpose of updating the formatting of certain calculations contained in Exhibit 4.1.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 15, 2016, in connection with the Reclassification and Exchange (as defined below), Liberty Media Corporation (the “Company”) entered into a Supplemental Indenture with U.S. Bank National Association, as trustee (the “Supplemental Indenture”), to the Indenture, dated as of October 17, 2013 (the “Indenture”), related to the Company’s 1.375% Cash Convertible Notes due 2023 (the “Notes”).  Under the Indenture, the Notes were convertible into cash based on a number of shares of the Company’s former Series A common stock, par value $0.01 per share (the “Series A common stock”), equal to the “conversion rate” specified in the Indenture.

As a result of the Reclassification and Exchange, the Notes will be convertible into cash based on the product of the conversion rate specified in the Indenture and the basket of shares of the Company’s Liberty SiriusXM common stock, Liberty Braves common stock and Liberty Media common stock into and for which each outstanding share of Series A common stock was reclassified (the “Securities Basket”).  The Supplemental Indenture amends the conversion, adjustment and other provisions of the Indenture to give effect to the Reclassification and Exchange and provides that the conversion consideration due upon conversion of any Note shall be determined as if references in the Indenture to one share of Series A common stock were instead a reference to the Securities Basket, initially consisting of one share of Series A Liberty SiriusXM common stock, 0.1 of a share of Series A Liberty Braves common stock and 0.25 of a share of Series A Liberty Media common stock.

The foregoing summary of the Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Supplemental Indenture, which is filed as Exhibit 4.1 hereto.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

4.1	Supplemental Indenture, dated as of April 15, 2016, among the Company, as issuer, and U.S. Bank National Association, as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 20, 2016

LIBERTY MEDIA CORPORATION

By:	/s/ Wade Haufschild
Name:	Wade Haufschild
Title:	Vice President

EXHIBIT INDEX

4.1	Supplemental Indenture, dated as of April 15, 2016, among the Company, as issuer, and U.S. Bank National Association, as trustee.
Exhibit No.	Name

4.1	Supplemental Indenture, dated as of April 15, 2016, among the Company, as issuer, and U.S. Bank National Association, as trustee.